UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): April 20, 2022 QUEST RESOURCE HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36451	51-0665952
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3481 Plano Parkway, The Colony, Texas	75056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 464-0004

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	QRHC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2022, Laurie L. Latham, the Senior Vice President and Chief Financial Officer of Quest Resource Holding Corporation (the “Company”), and a named executive officer of the Company, informed the Company of her plans to retire from her positions with the Company effective August 31, 2022.

On April 22, 2022, the Company and Ms. Latham entered into a Mutual Separation Agreement and Release (the “Separation Agreement”) in connection with Ms. Latham’s departure. Pursuant to the Separation Agreement, the Company has agreed, in return for a customary general release and waiver in favor of the Company and customary post-employment covenants with respect to non-compete, non-solicitation, non-disparagement and confidential Company information, to (i) pay Ms. Latham the amounts due pursuant to Ms. Latham’s Severance and Change in Control Agreement, dated November 7, 2014, as modified by the Separation Agreement, and (ii) accelerate the vesting of all unvested stock options issued to Ms. Latham in 2020 and 2021.

The foregoing summary of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

On April 26, 2022, the Company issued a press release announcing Ms. Latham’s retirement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Mutual Separation Agreement and Release, dated April 22, 2022, by and between the Company and Laurie L. Latham.

99.1	Press Release, dated April 26, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE HOLDING CORPORATION

Dated: April 26, 2022	By:	/s/ S. Ray Hatch
		Name:	S. Ray Hatch
		Title:	President and Chief Executive Officer